SECURED PROMISSORY NOTE
(Revolving Credit Facility)

Loan No. 20752

$5,000,000.00

New York, NY
May 17, 2017

FOR VALUE RECEIVED, and upon the terms and conditions set forth herein, BRIGHTLANE – CLOC ACQUISITIONS, LLC, a Delaware limited liability company ("**Borrower**"), promises to pay to the order of COLONY AMERICAN FINANCE LENDER, LLC, a Delaware limited liability company (together with its successors and assigns, "**Lender**"), in lawful money of the United States of America in immediately available funds at 1920 Main St., Suite 850, Irvine, CA 92614, or at any such other place as may be designated in writing by Lender, the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), or so much thereof as may be advanced from time to time pursuant to the Loan Agreement (defined below), together with interest on such principal sum from time to time outstanding, until paid, at the rate or rates per annum and payable on such dates as provided in the Loan Agreement, together with all other amounts payable under the Loan Agreement and the other Loan Documents, and to be paid in accordance with the terms of this Secured Promissory Note (this "**Note**") and the Loan Agreement.

This Note is made pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (as the same may be amended, modified, supplement or restated from time to time, the "**Loan Agreement**") with respect to a loan ("**Loan**") in an amount not to exceed the Loan Amount to be disbursed upon the terms and conditions set forth in the Loan Agreement. The Loan proceeds will be disbursed in one or more Advances pursuant to the terms and conditions of the Loan Agreement. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rate or rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note, all accrued and unpaid interest thereon, and all other amounts payable under the Loan Agreement and the other Loan Documents shall be due and payable on the Maturity Date.

The fact that the balance of this Note may be reduced to zero from time to time pursuant to the terms of this Note and/or the Loan Agreement will not affect the continuing validity of this Note or the Loan Agreement or the first lien priority of any Security Instrument, and the balance may be increased to the maximum principal amount of the Loan after any such reduction to zero.

Borrower, promises to pay interest, on demand, on any overdue principal of the Loan made to it under the Loan Agreement and, to the extent permitted by law, overdue interest from the due date for the Loan at the rate or rates provided in the Loan Agreement.

Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever except as expressly provided in the Loan Agreement or the other Loan Documents. The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

The Loan made by Lender shall be evidenced by one or more accounts or records maintained by Lender in the ordinary course of business. Lender may also attach schedules to this Note and endorse thereon the date, amount, and maturity of the Loan and payments with respect thereto. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligations of Borrower under this Note.

This Note is the promissory note referred to in the Loan Agreement, which agreement contains, among other things, provisions for (i) the acceleration of the maturity hereof upon the happening of certain events, (ii) optional and mandatory prepayment of the principal hereof prior to the maturity hereof and (iii) the amendment or waiver of certain provisions of the Loan Agreement, all upon the terms and conditions therein specified. This Note does not purport to summarize the Loan Agreement and reference is made to the Loan Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto. This Note is subject in all respects to the terms, provisions and conditions of the Loan Agreement. In the case of any conflict between terms specified in this Note and terms specified in the Loan Agreement, the terms of the Loan Agreement shall govern.

This Note is secured by, among other things, the Security Instruments and is subject to the terms of the Loan Agreement and the other Loan Documents. Reference is hereby made to the Loan Agreement and the other Loan Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for this Note, the rights of the holder of this Note and Lender in respect of such security and otherwise.

Notwithstanding anything to the contrary contained herein, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Lender shall never exceed the maximum rate permitted by applicable law, (b) in calculating whether any interest exceeds the maximum rate permitted by applicable law, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the maximum rate permitted by applicable law, any such excess shall be deemed to have been applied toward the payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

All notices to be given pursuant to this Note shall be in writing and shall be given in accordance with Section 10.1 of the Loan Agreement.

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party(ies) against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ANY LEGAL SUIT, ACTION OF PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK. LENDER, BY ITS ACCEPTANCE HEREOF, AND BORROWER HEREBY (i) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE

LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (ii) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND (iii) IRREVOCABLY CONSENT TO SERVICE OF PROCESS BY MAIL, PERSONAL SERVICE OR IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW, AT THE ADDRESS SPECIFIED IN THE LOAN AGREEMENT (AND AGREES THAT SUCH SERVICE AT SUCH ADDRESS IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER ITSELF IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT).

Upon the transfer of this Note by Lender, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

BORROWER, AND BY ITS ACCEPTANCE OF THIS NOTE, LENDER, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, THE SECURITY INSTRUMENTS OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY LENDER AND BORROWER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER AND BORROWER ARE EACH HEREBY INDIVIDUALLY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

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IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.

"BORROWER"

BRIGHTLANE – CLOC ACQUISITIONS, LLC,
a Delaware limited liability company

By: Brightlane – CLOC Management Group, LLC,
a Texas limited liability company
Its: Sole Manager

By: ______________________
Stephen C. Helm, President

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